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                                                                    EXHIBIT 10.4


                      NONSTATUTORY STOCK OPTION AGREEMENT


         AGREEMENT made as of the ______ day of ____________, _____, between BMC SOFTWARE, INC., a Delaware corporation (the "Company"), and
__________________ ("Employee").

         To carry out the purposes of the BMC SOFTWARE, INC. 1994 EMPLOYEE INCENTIVE PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of _________ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $_________ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of the President, at any time and from time to time after the date which is six months from the date of grant hereof (unless earlier exercise is permitted pursuant to Paragraph IX(c) of the Plan), but, except as otherwise provided below and in Paragraph IX(c) of the Plan, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined in accordance with the following schedule:

                                                        PERCENTAGE OF SHARES
                        DATE                           THAT MAY BE PURCHASED
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Notwithstanding anything in this agreement to the contrary, (i) the Committee appointed by the Board of Directors of the Company to administer the Plan (the "Committee") may, in its sole discretion, waive the foregoing schedule of vesting and permit Employee to exercise the Option in such amount or amounts and at such time or times as the Committee shall determine and (ii) if a Corporate Change (as such term is defined in Paragraph IX(c) of the Plan) shall occur, then, effective as of the earlier of (1) the date of approval by the stockholders of the Company of the event or transaction constituting such Corporate Change or (2) the date of such Corporate Change, this Option shall be exercisable in full.

         This Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

                 (a) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death as follows:

                          (i) if Employee shall have attained age 65 at the time of his death, then this Option may be exercised in full; or

                          (ii) if Employee shall not have attained age 65 at the time of his death, then this Option may be exercised only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date of Employee's death.

                 (b) If Employee's employment with the Company terminates for any reason other than as described in (a) above, unless Employee voluntarily terminates without the prior written consent of the Company or is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date Employee's employment so terminates. For purposes of this Agreement, "cause" shall mean Employee's gross negligence or willful misconduct in performance of the duties of Employee's employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. Except as provided in Paragraph 4, the purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank





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draft or money order payable to the order of the Company), or, if acceptable to the Company, (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. CASHLESS EXERCISE. Employee (or the person permitted to exercise this Option in the event of Employee's death) may direct, in a properly executed written notice, an immediate market sale or margin loan respecting all or any part of the shares of Stock to which he is entitled upon exercise of this Option pursuant to an extension of credit by the Company, on an interest-free basis, to the Employee of the purchase price. In such event, the Company shall deliver the specified number of shares of Stock directly to the broker specified in the notice and shall accept payment of the purchase price in cash or by check from such broker on behalf of the Employee and shall take all action necessary to comply with the provisions of the applicable regulations of the Securities Exchange Act of 1934 and with such additional rules and regulations as may be applicable. Notwithstanding the foregoing, the Company shall not be required to comply with, and may unilaterally terminate, the provisions of this Paragraph 4 if, as a result of a change in the accounting rules and regulations applicable to the Company, or the interpretation thereof, compliance with the provisions of this Paragraph 4 will result in the imposition of adverse financial reporting requirements on the Company.

         5. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

         6. STATUS OF STOCK. Until the shares of Stock acquirable upon the exercise of the Option have been registered for issuance under the Securities Act of 1933 (the "Act"), the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of





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this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

         In addition, Employee agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law, and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

         7. NON-COMPETITION OBLIGATIONS. In connection with Employee's employment by Employer, Employer shall provide Employee with access to Employer's confidential information, or shall provide Employee the opportunity to develop business good will inuring to the benefit of Employer, or shall entrust business opportunities to Employee. Employee has agreed, and hereby agrees, as specified in more detail in Employee's invention disclosure and confidentiality agreement with Employer, to maintain the confidentiality of Employer's information and to exercise the highest measures of fidelity and loyalty in the protection and preservation of Employer's goodwill and business opportunities. As part of the consideration for the Option granted to Employee hereunder; to protect Employer's confidential information, the business good will of Employer that has been and will in the future be developed in Employee, or the business opportunities that have been and will in the future be disclosed or entrusted to Employee by Employer; and as an additional incentive for Employer and Employer to enter into this Agreement, Employer and Employee agree to the non-competition obligations hereunder: Employee will not, directly or indirectly for Employee or for others, in any geographic area or market where Employer is conducting any business as of the date of termination of the employment relationship or has during the previous twelve months conducted such business:

         (i) engage in any business competitive with the business conducted by Employer; or





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         (ii)    render advise or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any business competitive with the business conducted by Employer with respect to such competitive business; or

         (iii) directly or indirectly solicit or accept business competitive with the business conducted by Employer from any customers or prospects of Employer; or

         (iv) induce any employee of Employer to terminate his or her employment with Employer or hire or assist in the hiring of any such employee by any person, association, or entity.

         These non-competition obligations shall extend during the employment relationship between Employer and Employer and for one year after termination of the employment relationship, irrespective of how the employment relationship is terminated, whether by Employer or Employee, whether or not for cause.

         Employee understands that the foregoing restrictions may limit his ability to engage in certain businesses in certain areas of the world during the period provided for above, but acknowledges that Employee's remuneration from Employer and Employee's benefits under this Agreement justify such restriction.

         Employee acknowledges that Employer's money damages should Employee breach his obligations under this covenant shall be difficult, if not impossible, to determine with the degree of accuracy required by law. As such, Employer and Employee agree to the following liquidated damages with respect to the breach of this covenant: Employer shall be entitled to recover from Employee, and Employee shall pay to Employer, the amount of money equal to the gain, if any, that Employee received from the exercise of this Option in the one year period of time immediately preceding the date of termination of employment. Moreover, Employer shall be entitled to enforce the provisions of this Section 7 by specific performance and injunctive relief. These remedies shall not be deemed the exclusive remedies for a breach of this Section 7. Additionally, in the event that Employee's breach of this Section 7 results in a situation where it is possible to determine Employer's money damages to the degree required by law, Employee shall be liable to Employer for such money damages, subject to a credit for the liquidated damages specified above that are paid by Employee to Employer.

         It is expressly understood and agreed that Employer and Employee consider the restrictions contained in this Section 7 to be reasonable and necessary to protect the proprietary information of Employer. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced. In the event that the liquidated damage provision of this Section 7 is declared by a court to be unenforceable, it shall be stricken from this agreement and the remainder of this agreement shall be fully enforced.





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         Nothing herein shall modify the at-will nature of the employment relationship between Company and Employee.

         8. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

         9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                        BMC SOFTWARE, INC.


                                                BY:
                                                    ----------------------------



                                        ----------------------------------------
                                                    EMPLOYEE





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